UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
DUNCAN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-33266 (Commission File Number)	20-5639997 (I.R.S. Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 30, 2011, Duncan Energy Partners, L.P. (“Duncan”) made and entered into a Limited Waiver Agreement (the “Term Loan Waiver”) by and among Duncan, the Lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent. The Term Loan Waiver was made pursuant to Duncan’s Term Loan Agreement dated as of April 18, 2008 among Duncan, Wells Fargo, as Administrative Agent, and the Lenders party thereto, as amended to date (the “Term Loan Agreement”).
     Also on June 30, 2011 Duncan made and entered into a second Limited Waiver Agreement (the “Revolving Credit Facility Waiver”, and together with the Term Loan Waiver the “Waivers”) by and among Duncan, the Lenders party thereto and Wells Fargo, as Administrative Agent. The Revolving Credit Facility Waiver was made pursuant to Duncan’s Revolving Credit and Term Loan Agreement dated as of October 25, 2010 among Duncan, Wells Fargo, as Administrative Agent and Swingline Lender, the Issuing Banks party thereto, Citibank, N.A., DnB NOR Bank ASA and The Royal Bank of Scotland PLC, as Co-Syndication Agents, and Scotia Capital, Barclays Bank PLC and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents (the “Revolving Credit Agreement” and together with the Term Loan Agreement the “Credit Agreements”).
     Each of the Waivers waives a certain covenant set forth in the Credit Agreements related to the leverage ratio Duncan must maintain. The covenant is waived for the fiscal quarters ending June 30, 2011 and September 30, 2011.
     The descriptions of the Term Loan Waiver and the Revolving Credit Facility Waiver are qualified in their entirety by reference to the full text of the Term Loan Waiver and the Revolving Credit Facility Waiver, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Limited Waiver Agreement, dated as of June 30, 2011, by and among Duncan Energy Partners L.P., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent under the Term Loan Agreement.

10.2
Limited Waiver Agreement, dated as of June 30, 2011, by and among Duncan Energy Partners L.P., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent under the Revolving Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.
	By:	DEP HOLDINGS, LLC,
its General Partner

Date: July 6, 2011	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of DEP Holdings, LLC

Exhibit Index

Exhibit No.	Description
10.1
Limited Waiver Agreement, dated as of June 30, 2011, by and among Duncan Energy Partners L.P., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent under the Term Loan Agreement.

10.2
Limited Waiver Agreement, dated as of June 30, 2011, by and among Duncan Energy Partners L.P., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent under the Revolving Credit Agreement.